GOODWILL	12 Months Ended
Dec. 31, 2013
GOODWILL [Abstract]
GOODWILL
3.	GOODWILL

In June 2009, the Company acquired 100% equity interest in Zhejiang Jinko for a total consideration of approximately RMB100 million. The acquisition was consummated on June 30, 2009. Consequently, the Company consolidated the financial statements of Zhejiang Jinko starting from June 30, 2009. Zhejiang Jinko was established in August 2006 and is a manufacturer of solar cells. This acquisition allows the Company to expand its business to manufacturing of solar cells.

As of December 31, 2010, the RMB45,645,832 in goodwill related to the Company's reporting unit represented goodwill allocated from the acquisitions of Zhejiang Jinko in 2009. The allocation of all the goodwill from the acquisition to the reporting unit represented the expected synergies, economies of scale and vertical integration the business would realize from using our solar modules in the project pipelines obtained from the acquisition. Once goodwill has been assigned to a reporting unit, for accounting purposes, the goodwill is no longer directly associated with the underlying acquisitions that the goodwill originated from, but rather the reporting unit to which it has been allocated. The Group is considered as one single reporting unit.

The Company commenced its annual goodwill impairment test in October 2011. However, considering qualitative factors including the continuing reduction in its market capitalization for the quarters ended September 30, 2011 and December 31, 2011 and the fiscal 2012 solar industry outlook, management concluded that a two-step goodwill impairment test was required for its reporting unit.

In estimating the fair value of the reporting unit in the first step of the impairment test, significant management judgment was required. In using the income approach methodology of valuation, estimates to determine the fair value of the reporting unit included management judgment related to forecasts of future operating results, discount rates, and expected future growth rates that are used in the discounted cash flow method of valuation. In using the market approach methodology of valuation, management made judgments related to the selection of comparable businesses. The sum of the fair value of the reporting unit is also compared to the Company's external market capitalization in order for management to assess the appropriateness of such estimates. The underlying assumptions used in the first step of the impairment test considered the market capitalization as of December 31, 2011 and the current industry environment and its expected impact on the fair value of the reporting unit. The Company determined that the fair value of the reporting unit was less than the carrying value, which required it to perform the second step of the impairment test for the components reporting unit.

Management performed the second step of the impairment test to determine the implied fair value of goodwill for the reporting unit, which requires management to allocate the fair value of the reporting unit determined in step one to all of the assets and liabilities including any unrecognized intangible assets of the components reporting unit. Management determined the implied fair value of goodwill in the reporting unit to be zero. As a result, the Company impaired all of the goodwill in the reporting unit and recorded RMB45,645,832 of impairment expense, which also represents the accumulated goodwill impairment losses.